UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2019 (July 15, 2019)

Granite Point Mortgage Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A New York, NY 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (212) 364-3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	New York Stock Exchange

 Item 1.01           Entry into a Material Definitive Agreement.

Master Repurchase Agreement Amendments

Citibank Repurchase Facility

On July 15, 2019, GP Commercial CB LLC, a wholly-owned subsidiary of the Company, entered into an amendment (the “Citibank Amendment”) of that certain previously disclosed Master Repurchase Agreement, dated as of June 28, 2017, with Citibank, N.A. (“Citibank”). The Citibank Amendment extends the stated facility expiration date of the Citibank repurchase facility to July 15, 2022.

Goldman Sachs Repurchase Facility

On July 16, 2019, TH Commercial GS LLC, a wholly-owned subsidiary of the Company, entered into an amendment (the “Goldman Sachs Amendment”) to that certain previously disclosed Master Repurchase and Securities Contract Agreement, dated as of May 2, 2017, with Goldman Sachs Bank USA (“Goldman Sachs”). The Goldman Sachs Amendment extends the availability period expiration date of the Goldman Sachs repurchase facility to May 2, 2020 and also adjusts the facility’s renewal period.

The foregoing descriptions of the Citibank Amendment and the Goldman Sachs Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Citibank Amendment and the Goldman Sachs Amendment, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Master Repurchase Agreement and Other Transaction Documents, dated as of July 15, 2019, by and between Citibank, N.A. and GP Commercial CB LLC
10.2	Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 16, 2019, by and between Goldman Sachs Bank USA and TH Commercial GS LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: July 19, 2019